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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 23, 2005

                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2005, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2005-NC2)

                Mortgage Asset Securitization Transactions, Inc.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                   333-124678                  06-1204982
----------------------------        -----------              ----------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)          Identification Number)

          1285 Avenue of the Americas
             New York, New York                               10019
    ----------------------------------------               ----------
    (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events

Description of the Mortgage Pool

        Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Backed Securities Trust 2005-NC2, Mortgage Pass-Through Certificates, Series 2005-NC2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005, among the Registrant as depositor, Ocwen Loan Servicing, LLC as servicer (the "Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2005-NC2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien adjustable-rate interest-only mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

        UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

        The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

        The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

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Item 9.01.      Financial Statements and Exhibits

                        (a)     Not applicable

                        (b)     Not applicable

                        (c)     Exhibits

                  Item 601
                  Of Regulation SK
Exhibit No.       Exhibit No.                         Description
-----------       ----------------      ----------------------------------------
1                 99                    Computational  Materials  (as  defined
                                        in Item 5) that have been provided by
                                        UBS Securities LLC to certain
                                        prospective purchasers of MASTR Asset
                                        Backed Securities Trust 2005-NC2,
                                        Mortgage Pass-Through Certificates,
                                        Series 2005-NC2.

                                        3
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 23, 2005


                                                MORTGAGE ASSET SECURITIZATION
                                                TRANSACTIONS, INC.


                                                By:       /s/ Glenn McIntyre
                                                --------------------------------
                                                Name:     Glenn McIntyre
                                                Title:    Director


                                                By:       /s/  Jeffrey Lown
                                                --------------------------------
                                                Name:     Jeffrey Lown
                                                Title:    Executive Director

                                        4
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                                Index to Exhibits

                                                                    Sequentially
Exhibit No.                       Description                      Numbered Page
-----------   ---------------------------------------------------  -------------
   99.1       Computational Materials (as defined in Item 5) that         P
              have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset Backed
              Securities Trust 2005-NC2, Mortgage Pass-Through
              Certificates, Series 2005-NC2.

                                        5